UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 10, 2006
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     Filed as Exhibit 99.1 to this Current Report are the December 31, 2004 (audited) and the September 30, 2005 (unaudited) balance sheets of Martin Midstream GP LLC, the general partner of Martin Midstream Partners L.P. (the “Partnership”), together with the report of the independent registered public accounting firm on such December 31, 2004 balance sheet. This Current Report on Form 8-K dated January 10, 2006 and filed with the Securities and Exchange Commission on January 11, 2006 is hereby incorporated by reference into the Partnership’s Prospectus Supplement dated January 10, 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
99.1	—	Balance Sheets as of December 31, 2004 (audited) and September 30, 2005 (unaudited) of Martin Midstream GP LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC
	Its:	General Partner

Date: January 10, 2006	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
99.1	—	Balance Sheets as of December 31, 2004 (audited) and September 30, 2005 (unaudited) of Martin Midstream GP LLC.

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